MUNICIPAL INCOME TRUST III    Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS August 31, 1998

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Municipal Income Trust III (TFC) for the fiscal year ended August 31, 1998.

During July and August, the financial markets were battered by continued economic turmoil in Asia and a currency crisis in Russia. This led to a flight-to-quality rally for U.S. Treasury bonds. Yields on Treasury notes and bonds fell to post World War II lows. Municipal bond yields followed the downward trend of Treasury yields but at a more moderate pace.

The deflationary impact of the Asian financial crisis had already begun to temper U.S. economic growth prior to the summer's tumultuous market activity. Historically high employment conditions were offset by improved productivity, lower prices for oil and other commodities and cheaper imports. This held inflation in check. On September 29, 1998 the Federal Reserve lowered the federal funds rate 25 basis points from 5.50% to 5.25%.


                             BOND YIELDS 1994-1998

                  MMD 30 YEAR AAA INSURED AND TREASURY YIELD

                                   TYPE OF REPORT
                               -----------------------
MUNICIPAL INCOME TRUST III             ANNUAL
--------------------------     -----------------------
  DATE             AAA INS     TSY       %RELATIONSHIP
  ----             -------     ---       -------------
12/31/93             5.40%     6.34%         85.17%
01/31/94             5.40      6.24          86.54%
02/28/94             5.80      6.66          87.09%
03/31/94             6.40      7.09          90.27%
04/29/94             6.35      7.32          86.75%
05/31/94             6.25      7.43          84.12%
06/30/94             6.50      7.61          85.41%
07/29/94             6.25      7.39          84.57%
08/31/94             6.30      7.45          84.56%
09/30/94             6.55      7.81          83.87%
10/31/94             6.75      7.96          84.80%
11/30/94             7.00      8.00          87.50%
12/30/94             6.75      7.88          85.66%
01/31/95             6.40      7.70          83.12%
02/28/95             6.15      7.44          82.66%
03/31/95             6.15      7.43          82.77%
04/28/95             6.20      7.34          84.47%
05/31/95             5.80      6.66          87.09%
06/30/95             6.10      6.62          92.15%
07/31/95             6.10      6.86          88.92%
08/31/95             6.00      6.66          90.09%
09/29/95             5.95      6.48          91.82%
10/31/95             5.75      6.33          90.84%
11/30/95             5.50      6.14          89.58%
12/29/95             5.35      5.94          90.07%
01/31/96             5.40      6.03          89.55%
02/29/96             5.60      6.46          86.69%
03/29/96             5.85      6.66          87.84%
04/30/96             5.95      6.89          86.36%
05/31/96             6.05      6.99          86.55%
06/28/96             5.90      6.89          85.63%
07/31/96             5.85      6.97          83.93%
08/30/96             5.90      7.11          82.98%
09/30/96             5.70      6.93          82.25%
10/31/96             5.65      6.64          85.09%
11/29/96             5.50      6.35          86.61%
12/31/96             5.60      6.63          84.46%
01/31/97             5.70      6.79          83.95%
02/28/97             5.65      6.80          83.09%
03/31/97             5.90      7.10          83.10%
04/30/97             5.75      6.94          82.85%
05/30/97             5.65      6.91          81.77%
06/30/97             5.60      6.78          82.60%
07/30/97             5.30      6.30          84.13%
08/31/97             5.50      6.61          83.21%
09/30/97             5.40      6.40          84.38%
10/31/97             5.35      6.15          86.99%
11/30/97             5.30      6.05          87.60%
12/31/97             5.15      5.92          86.99%
01/31/98             5.15      5.80          88.79%
02/28/98             5.20      5.92          87.84%
03/31/98             5.25      5.93          88.53%
04/30/98             5.35      5.95          89.92%
05/29/98             5.20      5.80          89.66%
06/30/98             5.20      5.65          92.04%
07/31/98             5.18      5.71          90.72%
08/31/98             5.03      5.27          95.45%

MUNICIPAL INCOME TRUST III
LETTER TO THE SHAREHOLDERS August 31, 1998, continued

MUNICIPAL MARKET CONDITIONS

At the end of August, long-term insured index yields stood at 5.05 percent, their lowest level in the last 25 years. Index yields declined 45 basis points from 5.50 percent over the last 12 months. In contrast, the 30-year U.S. Treasury yield fell 130 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose to 95 percent. This ratio is at its highest level since 1986 when radical tax-reform proposals pushed it over 100 percent. A rising ratio means that municipals have underperformed Treasuries and have become more attractive on a relative basis.

The overall decline in interest rates led to a substantial increase in new issue municipal volume. Municipal issuance is on a pace to challenge 1993's record of $292 billion. For 1998 year-to-date, total municipal volume of $192 billion is up 45 percent. Half the underwritings were enhanced with bond insurance. Refundings represented nearly one-third of total new issues.

PERFORMANCE

The Fund's net asset value (NAV) increased from $9.87 to $10.12 per share during the fiscal year. Based on this NAV change plus reinvestment of tax-free dividends of $0.5150 per share and a long-term capital gains distribution of $0.027 per share, the Fund's total NAV return was 8.67 percent. TFC's price on the New York Stock Exchange slipped from $9.50 to $9.1875 per share. Based on this change in market price plus reinvestment of dividends and distributions, the Fund's total market return was 2.5 percent. At fiscal year-end, TFC traded at a 9.2 percent discount (lower than) to its NAV.

Monthly dividends for the fourth quarter of 1998 were declared in September. Beginning with the October 1998 dividend, the monthly dividend was reduced from $0.0425 per share to $0.0375 per share, to more closely reflect the Fund's anticipated income. The level of undistributed net investment income declined from $0.066 to $0.058 per share over the past 12 months.

PORTFOLIO STRUCTURE

During the past 12 months, portfolio duration (a measure of sensitivity to interest rate changes) was extended from 6.1 to 8.1 years. This was primarily accomplished by selling refunded bonds to purchase new issues. The refunded bond position was reduced from 13 percent to under 2 percent of net assets.

Investments were diversified among 13 long-term sectors and 45 credits. Throughout the period, high credit quality was maintained with 70 percent of TFC's long-term holdings rated double or triple "A". The average maturity of the portfolio was 22 years. As illustrated in the accompanying chart of annual bond calls, the weighted average call protection was 9 years.

MUNICIPAL INCOME TRUST III
LETTER TO THE SHAREHOLDERS August 31, 1998, continued

                     LARGEST SECTORS AS OF AUGUST 31, 1998
                               (% OF NET ASSETS)

CATEGORY                 MUNI INC TR III
--------                 ---------------
General Obligation              8%
Electric                       12%
Hospital                       14%
IDR/PCR*                        8%
Mortgage                       14%
Nursing & Health                5%
Transportation                 17%
Water & Sewer                  10%
All Other                      12%
Total                         100%

* Industrial Development/Pollution control Revenue.

Portfolio structure is subject to change.


                      CREDIT RATINGS AS OF AUGUST 31, 1998
                        (% OF TOTAL LONG-TERM PORTFOLIO)

RATINGS MOODY'S/S&P           MUNI INC TR III
-------------------           ---------------
     Aaa/AAA                        65%
      Aa/AA                          5%
       A/A                          11%
     Baa/BBB                        10%
       N/R                           9%
Total                              100%

As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp.

Portfolio structure is subject to change.


                      CALL STRUCTURE AS OF AUGUST 31, 1998

                        (% OF TOTAL LONG-TERM PORTFOLIO)
                                PERCENT CALLABLE

                    WEIGHTED AVERAGE CALL PROTECTION 9 YEARS

CALL DATES             MUNI INC TR III
----------             ---------------
  1998                        0%
  1999                        4%
  2000                        8%
  2001                        1%
  2002                        5%
  2003                        2%
  2004                        7%
  2005                       21%
  2006                        5%
  2007                       15%
  2008                       12%
  2009+                      20%
Total                       100%

Portfolio structure is subject to change.

MUNICIPAL INCOME TRUST III
LETTER TO THE SHAREHOLDERS August 31, 1998, continued

LOOKING AHEAD

Events in Asia and elsewhere have strengthened the U.S. dollar and contributed to lower interest rates. World economic conditions seem likely to keep inflationary pressures under control. With the municipal relationship to Treasuries as strong as it has been in the last 10 years, the outlook for municipal bonds is favorable.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market price of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market price or net asset value, whichever is lower at the time of purchase. During the fiscal year, the Fund purchased and retired 47,500 shares of common stock at a weighted average market discount of
7.62 percent.

We appreciate your ongoing support of Municipal Income Trust III and look forward to continuing to serve your investment needs.

Very truly yours,

/s/Charles A. Fiumefreddo
-------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME TRUST III
RESULTS OF ANNUAL MEETING (UNAUDITED)

                                     * * *

On June 23, 1998, an annual meeting of the Fund's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:
    Michael Bozic

    For ..............   5,447,435
    Withheld .........     211,181

    Charles A. Fiumefreddo

    For ..............   5,447,562
    Withheld .........     211,054

    The following Trustees were not standing for reelection at this meeting:

    Edwin J. Garn, John R. Haire, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP (THE SUCCESSOR FIRM TO PRICE WATERHOUSE LLP AS OF JULY 1, 1998) AS THE FUND'S INDEPENDENT
    ACCOUNTANTS:

    For .............   5,515,629
    Against .........      41,721
    Abstain .........     101,266

(3) SHAREHOLDER PROPOSAL TO AMEND THE FUND'S DECLARATION OF TRUST TO REQUIRE EACH TRUSTEE, WITHIN THIRTY DAYS OF ELECTION, TO BECOME A SHAREHOLDER OF THE FUND:

    For .............   1,320,235
    Against .........   1,919,370
    Abstain .........     268,089

MUNICIPAL INCOME TRUST III
PORTFOLIO OF INVESTMENTS August 31, 1998

 PRINCIPAL
 AMOUNT IN                                                                                 COUPON    MATURITY
 THOUSANDS                                                                                  RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.3%)
            General Obligation (8.4%)
 $   1,050  Moulton-Niguel Water District, California, Refg 1993 (MBIA) ................... 5.00%    09/01/19    $ 1,044,592
     1,000  Massachusetts, 1995 Ser B (AMBAC) ............................................. 5.50     07/01/14      1,059,520
     1,000  New York City, New York, 1995 Ser D (MBIA) .................................... 6.20     02/01/07      1,128,580
     1,000  New York State, Refg Ser 1995 B ............................................... 5.70     08/15/10      1,090,060
     1,000  Washington, Ser 1995 A ........................................................ 5.80     09/01/08      1,078,040
 ---------                                                                                                       -----------
     5,050                                                                                                         5,400,792
 ---------                                                                                                       -----------
            Educational Facilities Revenue (1.5%)
       900  New Jersey Economic Development Authority, Educational Testing Service
 ---------   Ser 1995 A (MBIA) ............................................................ 5.90     05/15/15        979,506
                                                                                                                 -----------
            Electric Revenue (12.3%)
     1,000  Sacramento Municipal Utility District, California, Refg 1994 Ser I (MBIA) ..... 5.75     01/01/15      1,069,960
     3,000  Southern California Public Power Authority, Mead-Adelanto 1994 Ser A (AMBAC) .. 5.15     07/01/15      3,148,440
            Intermountain Power Agency, Utah,
     2,500   Refg 1998 Ser A (MBIA) (WI) .................................................. 5.25     07/01/15      2,576,950
     1,000   Refg 1997 Ser B (MBIA) ....................................................... 5.75     07/01/19      1,080,330
 ---------                                                                                                       -----------
     7,500                                                                                                         7,875,680
 ---------                                                                                                       -----------
            Hospital Revenue (13.5%)
     2,000  Birmingham-Carraway Special Care Facilities Financing Authority,
             Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee)** ................. 5.875    08/15/15      2,138,440
     1,000  Flint Michigan Hospital Building Authority, Hurley Medical Center Refg
             Ser 1998 A ................................................................... 5.25     07/01/16      1,000,800
     2,000  Michigan Hospital Finance Authority, Detroit Medical Center Ser 1997 A (AMBAC). 5.25     08/15/27      2,026,560
     1,500  Missouri Health & Educational Facilities Authority, SSM Health Care
             Ser 1998 A (MBIA) ............................................................ 5.00     06/01/22      1,475,310
     1,000  University of Missouri, Health System Ser 1996 A (AMBAC) ...................... 5.50     11/01/16      1,049,160
     1,000  Delaware County Authority, Pennsylvania, Catholic Health East Ser 1998 A
 ---------   (AMBAC) ...................................................................... 4.875    11/15/26        959,970
                                                                                                                 -----------
     8,500                                                                                                         8,650,240
 ---------                                                                                                       -----------
            Industrial Development/Pollution Control Revenue (8.4%)
     1,000  Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMBAC) ............... 6.30     12/01/14      1,085,650
     1,000  New York State Energy Research & Development Authority, New York
             State Electric & Gas Corp 1987 Ser A (AMT) (MBIA) ............................ 6.15     07/01/26      1,094,080
     2,005  Alliance Airport Authority, Texas, American Airlines Inc Ser 1990 (AMT) ....... 7.50     12/01/29      2,162,132
     1,000  Dallas-Fort Worth International Airport Facility Improvement Corporation,
 ---------   Texas, American Airlines Inc Ser 1995 ........................................ 6.00     11/01/14      1,060,280
                                                                                                                 -----------
     5,005                                                                                                         5,402,142
 ---------                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III
PORTFOLIO OF INVESTMENTS August 31, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                                               COUPON     MATURITY
 THOUSANDS                                                                                RATE        DATE         VALUE
---------------------------------------------------------------------------------------------------------------------------
            Mortgage Revenue -- Multi-Family (1.6%)
 $     960  Massachusetts Housing Finance Agency, Rental 1994 Ser A (AMT) (AMBAC).......  6.60%     07/01/14    $ 1,037,491
 ---------                                                                                                      -----------
            Mortgage Revenue -- Single Family (12.8%)
       290  Colorado Housing Finance Authority, Ser A-2 (AMT) ..........................  8.25      08/01/20        297,456
       100  Hawaii Housing Finance & Development Corporation, Purchase
             Ser 1989 A (AMT) ..........................................................  7.80      07/01/29        103,219
       875  Idaho Housing Agency, Ser 1988 D-2 (AMT) ...................................  8.25      01/01/20        954,432
     1,777  Saint Tammany Public Trust Financing Authority, Louisiana, Refg Ser 1990 B .  7.25      07/25/11      1,944,612
       720  Maine Housing Authority, Purchase 1990 Ser A-4 (AMT) .......................  6.40      11/15/23        753,113
       500  Missouri Housing Development Commission, Homeownership
             GNMA/FNMA Backed 1998 Ser B-2 (AMT) .......................................  6.40      03/01/29        552,545
     2,985  Ohio Housing Finance Agency, Residential GNMA Collateralized
             1996 Ser B-2 (AMT) ........................................................  6.10      09/01/28      3,170,488
            Utah Housing Finance Agency,
       115   Ser 1991 Issue A-2 (AMT) ..................................................  7.75      01/01/23        119,958
       275   Ser 1991 Issue B-2 (AMT) ..................................................  7.75      01/01/23        288,623
 ---------                                                                                                      -----------
     7,637                                                                                                        8,184,446
 ---------                                                                                                      -----------
            Nursing & Health Related Facilities Revenue (4.8%)
       955  Marion, Iowa, AHF/Kentucky-Iowa Inc Ser 1990 ............................... 10.25      01/01/20      1,021,783
     1,935  Lexington-Fayette Urban County Government, Kentucky,
 ---------   AHF/Kentucky-Iowa Inc Ser 1990 ............................................ 10.25      01/01/20      2,070,315
                                                                                                                -----------
     2,890                                                                                                        3,092,098
 ---------                                                                                                      -----------
            Public Facilities Revenue (2.2%)
     1,000  Marion County Convention & Recreational Facilities Authority, Indiana,
             Excise Tax Sub Ser 1997 A (MBIA) ..........................................  0.00      06/01/17        390,390
     1,000  Washington County/St George Interlocal Agency, Utah, Ser 1997 A (AMBAC).....  5.125     12/01/22      1,002,040
 ---------                                                                                                      -----------
     2,000                                                                                                        1,392,430
 ---------                                                                                                      -----------
            Transportation Facilities Revenue (16.9%)
     1,725  Chicago, Illinois, Midway Airport Ser 1998 A (AMT) (MBIA) (WI) .............  5.125     01/01/35      1,690,052
     2,200  Southwestern Development Authority, Illinois, Tri-City Regional Port
             District Ser 1989 A (AMT) (a) .............................................  7.90      07/01/14      2,315,962
     2,000  Kentucky Turnpike Authority, Economic Development Road Revitalization
             Refg Ser 1995 (AMBAC)** ...................................................  5.625     07/01/15      2,135,320
     2,000  Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA) ..................  6.125     11/15/25      2,190,640
     2,000  Puerto Rico Highway & Transportation Authority, Ser A ......................  4.75      07/01/38      1,933,960
       500  Massachusetts Bay Transportation Authority, 1998 Ser A (MBIA) ..............  5.50      03/01/15        543,040
 ---------                                                                                                      -----------
    10,425                                                                                                       10,808,974
 ---------                                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III
PORTFOLIO OF INVESTMENTS August 31, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                                                COUPON    MATURITY
 THOUSANDS                                                                                 RATE       DATE            VALUE
------------------------------------------------------------------------------------------------------------------------------
            Water & Sewer Revenue (10.2%)
 $   1,000  East Bay Municipal Utility District, California, Water Ser 1998 (MBIA) ....... 4.75%    06/01/34       $   960,090
     1,000  Massachusetts Water Resources Authority, 1993 Ser C .......................... 5.25     12/01/20         1,009,920
     1,090  Erie County Water Authority, New York, 4th Resolution Refg Ser 1992 (AMBAC) .. 0.00     12/01/17           274,865
     1,300  Ohio Water Development Authority, Water Pollution Ser 1995 (MBIA) ............ 5.75     12/01/17         1,387,568
     3,755  Pittsburgh Water & Sewer Authority, Pennsylvania, 1998 Ser B (FGIC) .......... 0.00     09/01/26           906,720
     2,000  Upper Occoquan Sewerage Authority, Virginia, Ser 1995 A (MBIA)** ............. 5.00     07/01/25         1,976,560
 ---------                                                                                                         -----------
    10,145                                                                                                           6,515,723
 ---------                                                                                                         -----------
            Other Revenue (3.3%)
     1,000  Pasadena, California, Refg & Cap 1992 COPs ................................... 5.75     01/01/13         1,044,160
     1,000  Mashantucket (Western) Pequot Tribe, Connecticut, 1997 Ser B (a) ............. 5.75     09/01/27         1,037,990
 ---------                                                                                                         -----------
     2,000                                                                                                           2,082,150
 ---------                                                                                                         -----------
            Refunded (1.4%)
       790  Illinois Health Facilities Authority, Glen Oaks Medical Center Inc
 ---------   Refg 1990 Ser D (ETM) ....................................................... 9.50     11/15/15           900,118
                                                                                                                   -----------
    63,802  TOTAL TAX-EXEMPT MUNICIPAL BONDS
 ---------   (Identified Cost $57,895,796)......................................................................     62,321,790
                                                                                                                   -----------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (0.5%)
       300  Missiouri Health & Educational Facilities Authority, Washington University
 ---------   Ser D (Demand 09/01/98) (Identified Cost $300,000)........................... 3.35 *   09/01/30           300,000
                                                                                                                   -----------
 $  64,102  TOTAL INVESTMENTS (Identified Cost $58,195,796) (b)..................................    97.8%          62,621,790
 =========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ......................................     2.2            1,429,634
                                                                                                                   -----------
            NET ASSETS ..........................................................................   100.0%         $64,051,424
                                                                                                                   ===========

---------------
AMT     Alternative Minimum Tax.
COPs    Certificates of Participation.
ETM     Escrowed to maturity.
 WI     Security purchased on a "when-issued" basis.
 *      Current coupon of variable rate demand obligation.
** Some or all of these securities are segregated in connection with the purchase of "when-issued" securities.
(a)     Resale is restricted to qualified institutional investors.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $4,425,994.

Bond Insurance:
---------------
AMBAC   AMBAC Indemnity Corporation.
Connie  Lee Connie Lee Insurance Company.
FGIC    Financial Guaranty Insurance Company.
MBIA    Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III
PORTFOLIO OF INVESTMENTS August 31, 1998, continued

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
               Based on Market Value as a Percent of Net Assets
                                August 31, 1998

      Alabama  ..............  3.3%
      California ............ 11.3
      Colorado  .............  0.5
      Connecticut ...........  1.6
      Hawaii ................  0.2
      Idaho .................  1.5
      Illinois   ............  7.7
      Indiana  ..............  0.6
      Iowa ..................  1.6
      Kentucky ..............  6.6
      Louisiana .............  3.0
      Maine .................  1.2
      Massachusetts .........  5.7
      Michigan ..............  4.7
      Missouri  .............  5.3
      Nevada  ...............  1.7
      New Jersey ............  1.5
      New York ..............  5.6
      Ohio ..................  7.1
      Pennsylvania ..........  2.9
      Puerto Rico ...........  3.0
      Texas  ................  8.5
      Utah ..................  7.9
      Virginia ..............  3.1
      Washington  ...........  1.7
                              ----
      Total   ............... 97.8%
                              ====

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1998

ASSETS:
Investments in securities, at value
  (identified cost $58,195,796)...........................   $ 62,621,790
Cash .....................................................         55,151
Receivable for:
   Investments sold ......................................      4,662,170
   Interest ..............................................      1,044,048
Prepaid expenses and other assets ........................          7,230
                                                             ------------
   TOTAL ASSETS ..........................................     68,390,389
                                                             ------------
LIABILITIES:
Payable for:
   Investments purchased .................................      4,214,303
   Investment advisory fee ...............................         21,591
   Administration fee ....................................         13,494
Accrued expenses .........................................         89,577
                                                             ------------
   TOTAL LIABILITIES .....................................      4,338,965
                                                             ------------
   NET ASSETS ............................................   $ 64,051,424
                                                             ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................   $ 58,769,753
Net unrealized appreciation ..............................      4,425,994
Accumulated undistributed net investment income ..........        367,004
Accumulated undistributed net realized gain ..............        488,673
                                                             ------------
   NET ASSETS ............................................   $ 64,051,424
                                                             ============
NET ASSET VALUE PER SHARE,
  6,331,486 shares outstanding
  (unlimited shares authorized of $.01 par value).........   $      10.12
                                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended August 31, 1998

NET INVESTMENT INCOME:
INTEREST INCOME ...............................  $3,790,003
                                                 ----------
EXPENSES
Investment advisory fee .......................     254,169
Administration fee ............................     158,855
Professional fees .............................      71,158
Shareholder reports and notices ...............      30,977
Registration fees .............................      16,826
Transfer agent fees and expenses ..............      13,672
Trustees' fees and expenses ...................      12,377
Custodian fees ................................       4,078
Other .........................................      12,719
                                                 ----------
   TOTAL EXPENSES .............................     574,831
Less: expense offset ..........................      (4,066)
                                                 ----------
   NET EXPENSES ...............................     570,765
                                                 ----------
   NET INVESTMENT INCOME ......................   3,219,238
                                                 ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................     658,094
Net change in unrealized appreciation .........   1,085,042
                                                 ----------
   NET GAIN ...................................   1,743,136
                                                 ----------
NET INCREASE ..................................  $4,962,374
                                                 ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR       FOR THE YEAR
                                                               ENDED             ENDED
                                                          AUGUST 31, 1998   AUGUST 31, 1997
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................     $  3,219,238       $  3,375,896
Net realized gain ....................................          658,094              8,875
Net change in unrealized appreciation ................        1,085,042          1,231,561
                                                           ------------       ------------
   NET INCREASE ......................................        4,962,374          4,616,332
                                                           ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................       (3,271,045)        (3,671,718)
Net realized gain ....................................         (173,466)          (158,725)
                                                           ------------       ------------
   TOTAL .............................................       (3,444,511)        (3,830,443)
                                                           ------------       ------------
Net decrease from transactions in shares of beneficial
  interest ...........................................         (436,425)          (113,028)
                                                           ------------       ------------
   NET INCREASE ......................................        1,081,438            672,861
NET ASSETS:
Beginning of period ..................................       62,969,986         62,297,125
                                                           ------------       ------------
   END OF PERIOD
   (Including undistributed net investment income of
   $367,004 and $418,811, respectively) ..............     $ 64,051,424       $ 62,969,986
                                                           ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III
NOTES TO FINANCIAL STATEMENTS August 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Trust III (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 26, 1989 and commenced operations on October 5, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

MUNICIPAL INCOME TRUST III
NOTES TO FINANCIAL STATEMENTS August 31, 1998 continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), formerly Dean Witter InterCapital Inc., the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.40% to the portion of weekly net assets not exceeding $250 million and 0.30% to the portion of weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Advisor pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Advisor.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Morgan Stanley Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.25% to the portion of weekly net assets not exceeding $250 million; 0.20% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; and 0.133% to the portion of weekly net assets exceeding $750 million.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MUNICIPAL INCOME TRUST III
NOTES TO FINANCIAL STATEMENTS August 31, 1998 continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1998, aggregated $17,616,521 and $17,723,046, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At August 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $300.


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                     CAPITAL PAID
                                                                                         PAR VALUE   IN EXCESS OF
                                                                              SHARES     OF SHARES    PAR VALUE
                                                                            ---------    ---------   ------------
Balance, August 31, 1996 ................................................   6,391,186    $63,912     $59,255,294
Treasury shares purchased and retired (weighted average discount 4.57%)*      (12,200)      (122)       (112,906)
                                                                            ---------    -------     -----------
Balance, August 31, 1997 ................................................   6,378,986     63,790      59,142,388
Treasury shares purchased and retired (weighted average discount 7.62%)*      (47,500)      (475)       (435,950)
                                                                            ---------    -------     -----------
Balance, August 31, 1998 ................................................   6,331,486    $63,315     $58,706,438
                                                                            =========    =======     ===========

---------------
*  The Trustees have voted to retire the shares purchased.

6. DIVIDENDS

The Fund declared the following dividend from net investment income:

      DECLARATION           AMOUNT            RECORD               PAYABLE
         DATE             PER SHARE            DATE                  DATE
  -------------------     ----------    -----------------     ------------------
    June 30, 1998          $0.0425      September 4, 1998     September 18, 1998
  September 29, 1998       $0.0375       October 10, 1998       October 23, 1998
  September 29, 1998       $0.0375       November 6, 1998      November 20, 1998
  September 29, 1998       $0.0375       December 4, 1998      December 18, 1998

MUNICIPAL INCOME TRUST III
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                    FOR THE YEAR ENDED AUGUST 31*
                                                     -------------------------------------------------------
                                                      1998         1997       1996        1995         1994
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............    $ 9.87        $9.75     $ 9.91      $ 9.81       $10.05
                                                     ------        -----     ------      ------       ------
Net investment income ...........................      0.51         0.53       0.56        0.60         0.60
Net realized and unrealized gain (loss) .........      0.29         0.19      (0.09)       0.11        (0.25)
                                                     ------        -----     ------      ------       ------
Total from investment operations ................      0.80         0.72       0.47        0.71         0.35
                                                     ------        -----     ------      ------       ------
Less dividends and distributions from:
 Net investment income ..........................     (0.52)       (0.58)     (0.59)      (0.54)       (0.56)
 Net realized gain ..............................     (0.03)       (0.02)     (0.04)      (0.07)       (0.03)
                                                     ------        -----     ------      ------        ------
Total dividends and distributions ...............     (0.55)       (0.60)     (0.63)      (0.61)       (0.59)
                                                     ------        -----     ------      ------        ------
Net asset value, end of period ..................    $10.12        $9.87     $ 9.75      $ 9.91       $ 9.81
                                                     ======        =====     ======      ======       ======
Market value, end of period .....................    $9.188        $9.50     $9.875      $8.875       $ 9.00
                                                     ======        =====     ======      ======       ======
TOTAL INVESTMENT RETURN+ ........................      2.50%        2.57%     18.83%       5.71%       (6.60)%
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................      0.90%        0.91%      0.91%       0.94%        0.93%
Net investment income ...........................      5.07%        5.41%      5.61%       6.24%        5.99%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........   $64,051      $62,970    $62,297     $63,515      $64,011
Portfolio turnover rate .........................        29%           4%        17%         22%          23%

-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.


                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL INCOME TRUST III

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Income Trust III (the "Fund") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
October 9, 1998


                      1998 FEDERAL TAX NOTICE (unaudited)

      During the year ended August 31, 1998, the Fund paid to shareholders $0.52 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

      For the year ended August 31, 1998, the Fund paid to shareholders $0.03 per share from long-term capital gains, which is taxable as 20% rate gain.

TRUSTEES
---------------------------------------------             MUNICIPAL
Michael Bozic                                             INCOME
Charles A. Fiumefreddo                                    TRUST III
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
---------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
---------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
---------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISOR
---------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

                                                          ANNUAL REPORT
                                                          AUGUST 31, 1998